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                                                                    EXHIBIT 99.1

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS


                           TO BE HELD MARCH 15, 1996


               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF INCOME OPPORTUNITY REALTY TRUST


     The undersigned hereby appoints Thomas A. Holland and Robert A. Waldman, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Shareholders of INCOME OPPORTUNITY REALTY TRUST, to be held on March 15, 1996, at 2:00 p.m. (Dallas time), or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matter:


     APPROVAL OF THE PROPOSED INCORPORATION PROCEDURE TO CONVERT THE TRUST FROM A SELF-LIQUIDATING CALIFORNIA BUSINESS TRUST TO A NEVADA CORPORATION WITH PERPETUAL DURATION (AND RATIFICATION OF THE
     INCORPORATION OF A SUBSIDIARY OF THE TRUST IN CONNECTION THEREWITH):

      FOR                         AGAINST                         ABSTAIN
      / /                           / /                             / /

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            (continued and to be signed and dated on the other side)

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                                   [reverse]

                          (continued from other side)

                  THE BOARD OF TRUSTEES OF INCOME OPPORTUNITY
    REALTY TRUST RECOMMENDS A VOTE FOR THE PROPOSED INCORPORATION PROCEDURE.

     YOUR PROXY IS IMPORTANT. PLEASE INDICATE YOUR SUPPORT FOR THE PROPOSED INCORPORATION PROCEDURE ABOVE BY SIGNING, DATING AND MAILING THIS CARD TODAY IN THE ENCLOSED ENVELOPE. IF NOT OTHERWISE MARKED ABOVE, YOUR PROXY WILL BE VOTED FOR THE PROPOSED INCORPORATION PROCEDURE. THIS PROXY REVOKES ANY AND ALL PREVIOUS PROXIES.

Dated ________________________, 1996

X___________________________________
Signature

X___________________________________
Signature

____________________________________
Title

                                            Please sign exactly as name appears
                                            herein. When Shares are held by
                                            joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee or guardian
                                            please give full title as such. When
                                            signing for a corporation please
                                            sign full corporate name by an
                                            authorized officer. When signing for
                                            a partnership please sign
                                            partnership name by an authorized
                                            person. If Shares are held in more
                                            than one capacity, this proxy shall
                                            be deemed valid for all Shares held
                                            in all capacities.

               PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY

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